                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _______________
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):DECEMBER 1, 1997


                           NETWORKS ASSOCIATES, INC.
                       (FORMERLY MCAFEE ASSOCIATES, INC.)
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                         COMMISSION FILE NUMBER 0-20558


                      DELAWARE                              77-0316593
          (STATE OR OTHER JURISDICTION OF               (I.R.S. EMPLOYER
          INCORPORATION OR ORGANIZATION)             IDENTIFICATION NUMBER)

               2805 BOWERS AVENUE                              95051
            SANTA CLARA, CALIFORNIA                          (ZIP CODE)
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 988-3832
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On December 1, 1997, McAfee Associates, Inc., a Delaware corporation ("McAfee" or the "Company"), and Network General Corporation, a Delaware corporation ("Network General"), completed a merger (the "Merger") pursuant to which Mystery Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company, was merged with and into Network General, and Network General became a wholly-owned subsidiary of the Company. Pursuant to the terms of the Merger, McAfee changed its legal name to "Networks Associates, Inc." The Company will do business as "Network Associates" and "Network Associates, Inc." Further details regarding this announcement are contained in the Company's press release dated December 1, 1997, attached as an exhibit hereto and incorporated by reference herein.
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     Exhibit
     Number         Description
     ------         -----------
     99.1           Network Associates Press Release, dated December 1, 1997.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NETWORKS ASSOCIATES, INC.


                                    By: /s/ Prabhat K. Goyal
                                    ---------------------------
                                    Prabhat K. Goyal
                                    Chief Financial Officer
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                                 EXHIBIT INDEX



Exhibit
Number    Description
------    -----------

99.1      Network Associates Press Release, dated December 1, 1997.